UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party Other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

OSI, SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSI SYSTEMS, INC.

** IMPORTANT NOTICE **

REGARDING THE AVAILABILITY OF PROXY MATERIAL

SHAREHOLDER MEETING TO BE HELD ON DEC 8, 2008

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important Information contained in the proxy material before voting.

PROXY MATERIALS AVAILABLE
1 Notice & Proxy Statement 2 Annual Report/10-K Wrap

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or email copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely deliver please make the request as instructed below on or before November 24, 2008

HOW TO VIEW MATERIALS ONLINE THE INTERNET
Have the 12 Digit Control Number(s) available and visit www.proxyvote.com.

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET	-	www.proxyvote.com
2) BY TELEPHONE	-	1-800-579-1639
3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and instructions on How to Vote

Meeting Information
Meeting Type:	Annual Meeting
Meeting Date:	December 08,2008
Meeting Time:	10:00 AM LST
For holders as of:	October 10, 2008
Meeting Location:
12525 Chadron Avenue Hawthorne, California 90250

How to Vote
Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions a www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to www.proxyvote.com Please refer to the proposals and follow the instructions.

Voting Items
THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE “ FOR” THE FOLLOWING.

1.      Election of Directors

01     Deepak Chopra

02     Ajay Mehra

03     Steven C. Good

04     Meyer Luskin

05     Chand R. Viswanathan

06     Leslie E. Bider

The Board of Directors recommends you to vote FOR the following proposal(s).

2       To ratify the appointment of Moss Adams LLP as the Company’s independent registered public firm for the fiscal year ending June 30, 2009.

3       To approve the adoption of the OSI System, Inc. 2008 Employee Stock Purchase Plan, including the reservation of 1,540,000 shares of the Company’s Common Stock for issuance thereunder.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.